                               COURIER CORPORATION
                             COURIER CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                    COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                               COURIER EPIC, INC.
                (formerly known as THE COURIER CONNECTION, INC.)
                               165 Jackson Street
                           Lowell, Massachusetts 01852

                                                Dated as of: December 29, 1995

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

             Re: Modification No. 7 To Revolving Credit Agreement
                 ------------------------------------------------

Ladies and Gentlemen:

    We refer to the Revolving Credit Agreement, dated as of September 26, 1991 (as amended, the "Agreement"), among the twelve entities listed at the top of this letter of agreement (collectively, the "Borrowers") and The First National Bank of Boston (the "Lender"). Terms and expressions used in this letter of agreement (hereinafter, "Modification No. 7") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

    We have requested you to make certain amendments to the Agreement. You have advised us that you are willing to make the amendments so requested by us on the condition that we join with you in this Modification No. 7.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Modification No. 7, and fully intending to be legally bound by this Modification No. 7, we hereby agree with you as follows: '

                                  ARTICLE I
                                  ---------
                          MODIFICATION OF AGREEMENT
                          -------------------------

     Effective as of December 29, 1995 (the "Modification Date"), the Agreement is amended as follows:

     (a) The term "Loan Documents" shall, whenever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Modification No. 7 to Revolving Credit Agreement, dated as of December 29, 1995, among the Borrowers and the Lender.

     (b) Clause (iv) of Section 1.1.45 is amended to read in its entirety as follows:

                    "(iv) minus (a) for the fiscal quarter
                    ending March 31, 1995, the lesser of
                    $7,000,000 or actual Capital Expenditures made during such period, (b) for the fiscal quarter ending June 30, 1995, the lesser of $5,000,000 or actual Capital Expenditures made during such period, (c) for the fiscal quarter ending September 30, 1995, the lesser of $7,000,000 or actual Capital Expenditures made during such period, (d) for the fiscal quarter ending December 31, 1995, the lesser of $7,000,000 or actual Capital Expenditures made during such period, (e) for the fiscal quarter ending March 31, 1996, the lesser of $7,000,000 or actual Capital Expenditures made during such period, and (f) for the fiscal quarter ending June 30, 1996 and each fiscal quarter thereafter, actual Capital Expenditures made during such period."

                                  ARTICLE II
                                  ----------
                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                  -----------------------------------------

  The Borrowers hereby jointly and severally represent, warrant and covenant to you as follows:

        (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by or on behalf of the Borrowers to you in the Agreement was true and correct when made and is true and correct in all material respects on and as of the Modification Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on such date, except to the extent that such representations and warranties relate solely to a prior date.

     (b) NO EVENTS OF DEFAULT. No Event of Default exists on the Modification Date (after giving effect to all of the arrangements and transactions contemplated by this Modification No. 7). No condition exists on the Modification Date which would, with notice or the lapse of time, or both, constitute an Event of Default.

     (c) BINDING EFFECT OF DOCUMENTS. This Modification No. 7 has been duly executed and delivered to you by the Borrowers, and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III
                                   -----------
                                  MISCELLANEOUS
                                  -------------

     This Modification No. 7 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Modification No. 7, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Note and each of the Loan Documents shall remain unmodified, and the Agreement, the Note and each of the Loan Documents as amended and supplemented by this Modification No. 7 are confirmed as being in full force and effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter of agreement and return such counterpart to the undersigned, whereupon this letter agreement, as so accepted by you, shall become a binding agreement between you and the undersigned.

                                        Very truly yours,

                                        The Borrowers:
                                        --- ---------

                                        COURIER CORPORATION


                                        By: /s/ Robert P. Story, Jr.
                                           -------------------------
                                           Title: Senior V.P. & CFO

                                        COURIER CITIZEN COMPANY

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Senior V.P. & CFO


                                        COURIER COMPANIES, INC.

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        COURIER DELAWARE HOLDING
                                        CORPORATION

                                        By: /s/ William L. Lampe, Jr.
                                           --------------------------------
                                           Title: Vice President, Treasurer


                                        COURIER FOREIGN SALES
                                        CORPORATION LIMITED

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: President


                                        COURIER INVESTMENT
                                        CORPORATION

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        COURIER KENDALLVILLE, INC.

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer

                                        COURIER PROPERTIES, INC.

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        COURIER STOUGHTON, INC.

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        COURIER WESTFORD, INC.

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        NATIONAL PUBLISHING COMPANY

                                        By: /s/ William L. Lampe, Jr.
                                           --------------------------
                                           Title: Treasurer


                                        COURIER EPIC, INC. (formerly known as
                                        THE COURIER CONNECTION, INC.)

                                        By: /s/ Robert P. Story, Jr.
                                           --------------------------
                                           Title: Treasurer

     The foregoing letter of agreement is accepted by the undersigned as of January 3, 1996.

                                  The Lender:
                                  --- ------

                                  THE FIRST NATIONAL BANK OF
                                  BOSTON

                                  By: /s/ Gregory G. O'Brien
                                     ------------------------
                                  Title: Managing Director